Exhibit 99.1

     NEWMONT REPORTS RECORD EQUITY GOLD RESERVES OF 92.4 MILLION OUNCES
                                AT YEAR-END 2004

     DENVER, Feb. 3 /PRNewswire-FirstCall/ -- Newmont Mining Corporation (NYSE:
NEM) reported record proven and probable gold reserves of 92.4 million equity ounces for year-end 2004, based on a gold price assumption of $350 per ounce.

     Commenting on the exploration results, Chairman and Chief Executive Officer Wayne W. Murdy said, "In 2004, we again exceeded our goal of replacing depletion through exploration and had another year of reserve growth, adding 8.6 million equity ounces."

     Describing the exploration results, President Pierre Lassonde said, "Our reserve growth highlights the strength of our exploration team, our extensive land position and our proprietary technologies. We had another outstanding year in Ghana, adding 4.1 million equity ounces and increasing equity reserves by 35% to 16.0 million ounces. Nevada also more than replaced depletion, adding 3.2 million ounces and increasing reserves to a record 33.7 million equity ounces."

     The Company also updated its equity gold reserve price sensitivity. As illustrated below, if calculated at gold prices of $375 and $400 per ounce, gold reserves would increase to approximately 98 million ounces and 101 million ounces, respectively. The full impact of higher gold prices on our equity gold reserves is constrained by limited drill data on the margins of known mineralization.

     2004 Exploration Highlights

      * In Ghana, reserves increased by 4.1 million equity ounces to 16.0 million equity ounces.

      * In Nevada, reserves net of depletion grew to a 39-year record of 34.0 million equity ounces, with 2.3 million ounces added at Phoenix.

      *  In Peru, 4.5 million equity ounces were added at Minas Conga.

      * In Indonesia, Batu Hijau replaced equity gold reserves net of depletion.

     Cautionary Statement

     This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, estimates of reserves or estimates of mineralized material not in reserves. Where the company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, as well as political and operational risks in the countries in which we operate and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2003 Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly any revisions to any "forward- looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

                 Table 1: Equity Proven, Probable, and Combined
                         Gold Reserves (1) - U.S. Units

                                                    December 31, 2004
                                                  Gold Proven Reserves
                                    Equity   -------------------------------
Deposits/Districts                Ownership   Tonnage      Grade      Au
-------------------------------   ---------  ----------  --------  ---------
                                     (%)     (000 tons)  (oz/ton)  (000 ozs)
North America
  Nevada
     Carlin Open Pit (2)              100.0%     16,100     0.070      1,130
     Twin Creeks                      100.0%     14,900     0.083      1,240
     Lone Tree Complex                100.0%      2,700     0.099        270
     Phoenix (3)                      100.0%          0                    0
     Carlin Underground (4)           100.0%      1,900      0.65      1,230
     Midas (5)                        100.0%        700      0.68        460
     Tuquoise Ridge (6)                25.0%      1,100      0.61        690
     Nevada Stockpiles (7)            100.0%     26,000     0.091      2,360
     Nevada In-Process (8)            100.0%     45,700     0.021        940
  Sub-Total Nevada                              109,100     0.076      8,320
  Other North America
     Golden Giant, Ontario            100.0%          0                    0
     Holloway, Ontario (9)            93.87%        500      0.16         80
     La Herradura, Sonora              44.0%     11,300     0.025        280
  Sub-Total Other North America                  11,800     0.030        360
TOTAL NORTH AMERICA                             120,900     0.072      8,680

South America
      Yanacocha Pits (10)             51.35%     40,400     0.026      1,060
      Yanacocha In-Process (8)        51.35%     29,000     0.028        820
     Total Yanacocha Peru             51.35%     69,400     0.027      1,880
     Minas Congas, Peru (11)          51.35%          0                    0
     Kori Kollo, Bolivia (12)          88.0%      5,900     0.017        100
TOTAL SOUTH AMERICA                              75,300     0.026      1,980

Australia/New Zealand
     Boddington, Western
      Australia (13)                  44.44%     61,000     0.027      1,670
     Golden Grove, Western
      Australia (14)                  100.0%      2,400     0.025         60
      Kalgoorlie Pits and
       Underground                     50.0%     35,600     0.061      2,190
      Kalgoorlie Stockpiles (7)        50.0%     12,400     0.035        430
     Total Kalgoorlie, Western
      Australia (15)                   50.0%     48,000     0.055      2,620
     Pajingo, Queensland              100.0%        200      0.47        110
      Tanami Underground and
       Pits                           100.0%      4,800      0.19        890
      Tanami Stockpiles (7)           100.0%      1,100     0.079         90
     Total Tanami, Northern
      Territories                     100.0%      5,900      0.17        980
     Jundee, Western Australia        100.0%      3,100     0.047        140
     Bronzewing, Western
      Australia (16)                  100.0%          0                    0
     Martha, New Zealand (17)         100.0%          0                    0
TOTAL AUSTRALIA/NEW ZEALAND                     120,600     0.046      5,580

Asia and Europe
      Batu Hijau Pit                 52.875%    148,600     0.013      1,910
      Batu Hijau
       Stockpiles (7)                52.875%          0                    0
     Total Batu Hijau,
      Indonesia (18)                 52.875%    148,600     0.013      1,910
     Minahasa, Indonesia (19)          94.0%          0                    0
     Ovacik, Turkey (20)              100.0%        200      0.38         70
     Perama, Greece (21)               80.0%          0                    0
     Zarafshan,
      Uzbekistan (22)                  50.0%     53,800     0.037      1,940
TOTAL ASIA AND EUROPE                           202,600     0.019      3,920

Africa
     Akyem, Ghana (23)                 85.0%          0                    0
     Ahafo, Ghana (24)                100.0%          0                    0

TOTAL AFRICA                                          0                    0

TOTAL NEWMONT WORLDWIDE                         519,400     0.039     20,160

                 Table 1: Equity Proven, Probable, and Combined
                         Gold Reserves (1) - U.S. Units

                                                   December 31, 2004
                                                 Gold Probable Reserves
                                             -------------------------------
Deposits/Districts                             Tonnage    Grade       Au
-----------------------------------------    ----------  --------  ---------
                                             (000 tons)  (oz/ton)  (000 ozs)
North America
  Nevada
     Carlin Open Pit (2)                        185,500     0.045      8,290
     Twin Creeks                                 46,900     0.073      3,420
     Lone Tree Complex                           11,300     0.054        610
     Phoenix (3)                                248,000     0.034      8,470
     Carlin Underground (4)                       6,800      0.47      3,180
     Midas (5)                                    2,200      0.45        990
     Tuquoise Ridge (6)                             600      0.62        360
     Nevada Stockpiles (7)                        4,300     0.058        250
     Nevada In-Process (8)                        1,300     0.062         80
  Sub-Total Nevada                              506,900     0.051     25,650
  Other North America
     Golden Giant, Ontario                          500      0.31        160
     Holloway, Ontario (9)                          900      0.19        180
     La Herradura, Sonora                        11,000     0.030        330
  Sub-Total Other North America                  12,400     0.054        670
TOTAL NORTH AMERICA                             519,300     0.051     26,320

South America
       Yanacocha Pits (10)                      307,800     0.033     10,210
       Yanacocha In-Process (8)                       0                    0
     Total Yanacocha Peru                       307,800     0.033     10,210
     Minas Congas, Peru (11)                    190,500     0.023      4,470
     Kori Kollo, Bolivia (12)                    16,600     0.022        370
TOTAL SOUTH AMERICA                             514,900     0.029     15,050

Australia/New Zealand
     Boddington, Western Australia (13)         129,900     0.025      3,180
     Golden Grove, Western Australia (14)         2,100     0.069        140
       Kalgoorlie Pits and Underground           39,800     0.064      2,560
       Kalgoorlie Stockpiles (7)                      0                    0
     Total Kalgoorlie, Western
      Australia (15)                             39,800     0.064      2,560
     Pajingo, Queensland                          1,700      0.32        540
       Tanami Underground and Pits                7,300      0.14      1,060
       Tanami Stockpiles (7)                      3,000     0.037      110.0
     Total Tanami, Northern Territories          10,300      0.11      1,170
     Jundee, Western Australia                    5,300      0.24      1,270
     Bronzewing, Western Australia (16)               0                    0
     Martha, New Zealand (17)                     4,400      0.15        670
TOTAL AUSTRALIA/NEW ZEALAND                     193,500     0.049      9,530

Asia and Europe
       Batu Hijau Pit                           440,100     0.011      5,000
       Batu Hijau Stockpiles (7)                 86,400     0.004        300
     Total Batu Hijau, Indonesia (18)           526,500     0.010      5,300
     Minahasa, Indonesia (19)                         0                    0
     Ovacik, Turkey (20)                            200      0.15         30
     Perama, Greece (21)                              0                    0
     Zarafshan, Uzbekistan (22)                       0                    0
TOTAL ASIA AND EUROPE                           526,700     0.010      5,330

Africa
     Akyem, Ghana (23)                          109,400     0.049      5,410
     Ahafo, Ghana (24)                          156,900     0.068     10,630

TOTAL AFRICA                                    266,300     0.060     16,040

TOTAL NEWMONT WORLDWIDE                       2,020,700     0.036     72,270

                 Table 1: Equity Proven, Probable, and Combined
                         Gold Reserves (1) - U.S. Units

                                           December 31, 2004
                                       Gold Proven + Probable
                                              Reserves
                                  -------------------------------  Metallurgical
Deposits/Districts                 Tonnage     Grade       Au         Recovery
-------------------------------   ----------  --------  ---------  -------------
                                  (000 tons)  (oz/ton)  (000 ozs)       (%)
North America
  Nevada
     Carlin Open Pit (2)             201,600     0.047      9,420       74%
     Twin Creeks                      61,800     0.075      4,660       81%
     Lone Tree Complex                14,000     0.063        880       81%
     Phoenix (3)                     248,000     0.034      8,470       80%
     Carlin Underground (4)            8,700      0.51      4,410       94%
     Midas (5)                         2,900      0.51      1,450       96%
     Tuquoise Ridge (6)                1,700      0.61      1,050       91%
     Nevada Stockpiles (7)            30,300     0.086      2,610       81%
     Nevada In-Process (8)            47,000     0.022      1,020       65%
  Sub-Total Nevada                   616,000     0.055     33,970       81%
  Other North America
     Golden Giant, Ontario               500      0.31        160       96%
     Holloway, Ontario (9)             1,400      0.18        260       94%
     La Herradura, Sonora             22,300     0.027        610       66%
  Sub-Total Other North America       24,200     0.042      1,030       78%
TOTAL NORTH AMERICA                  640,200     0.055     35,000       81%

South America
      Yanacocha Pits (10)            348,200     0.032     11,270       67%
      Yanacocha In-Process (8)        29,000     0.028        820       77%
     Total Yanacocha Peru            377,200     0.032     12,090       69%
     Minas Congas, Peru (11)         190,500     0.023      4,470       75%
     Kori Kollo, Bolivia (12)         22,500     0.021        470       63%
TOTAL SOUTH AMERICA                  590,200     0.029     17,030       70%

Australia/New Zealand
     Boddington, Western
      Australia (13)                 190,900     0.025      4,850       82%
     Golden Grove, Western
      Australia (14)                   4,500     0.045        200       62%
      Kalgoorlie Pits and
       Underground                    75,400     0.063      4,750       87%
      Kalgoorlie Stockpiles (7)       12,400     0.035        430       87%
     Total Kalgoorlie, Western
      Australia (15)                  87,800     0.059      5,180       87%
     Pajingo, Queensland               1,900      0.34        650       96%
      Tanami Underground
       and Pits                       12,100      0.16      1,950       96%
      Tanami Stockpiles (7)            4,100     0.048        200       95%
     Total Tanami, Northern
      Territories                     16,200      0.13      2,150       95%
     Jundee, Western Australia         8,400      0.17      1,410       93%
     Bronzewing, Western
      Australia (16)                       0                    0       n/a
     Martha, New Zealand (17)          4,400      0.15        670       90%
TOTAL AUSTRALIA/NEW ZEALAND          314,100     0.048     15,110       87%

Asia and Europe
      Batu Hijau Pit                 588,700     0.012      6,910       81%
      Batu Hijau Stockpiles (7)       86,400     0.004        300       73%
     Total Batu Hijau,
      Indonesia (18)                 675,100     0.011      7,210       80%
     Minahasa, Indonesia (19)              0                    0       n/a
     Ovacik, Turkey (20)                 400      0.25        100       96%
     Perama, Greece (21)                   0                    0       n/a
     Zarafshan, Uzbekistan (22)       53,800     0.037      1,940       57%
TOTAL ASIA AND EUROPE                729,300     0.013      9,250       75%

Africa
     Akyem, Ghana (23)               109,400     0.049      5,410       89%
     Ahafo, Ghana (24)               156,900     0.068     10,630       88%

TOTAL AFRICA                         266,300     0.060     16,040       88%

TOTAL NEWMONT WORLDWIDE            2,540,100     0.036     92,430       81%

                 Table 1: Equity Proven, Probable, and Combined
                         Gold Reserves (1) - U.S. Units

                                                   December 31, 2003
                                             Gold Proven + Probable Reserves
                                             -------------------------------
Deposits/Districts                             Tonnage    Grade       Au
-----------------------------------------    ----------  --------  ---------
                                             (000 tons)  (oz/ton)  (000 ozs)
North America
  Nevada
     Carlin Open Pit (2)                        222,800     0.044      9,870
     Twin Creeks                                 62,200     0.077      4,770
     Lone Tree Complex                           16,300     0.086      1,390
     Phoenix (3)                                175,700     0.035      6,150
     Carlin Underground (4)                       8,800      0.55      4,850
     Midas (5)                                    3,400      0.58      1,950
     Tuquoise Ridge (6)                           2,100      0.59      1,220
     Nevada Stockpiles (7)                       28,900     0.092      2,640
     Nevada In-Process (8)                       31,700     0.028        900
  Sub-Total Nevada                              551,900     0.061     33,740
  Other North America
     Golden Giant, Ontario                        1,100      0.30        330
     Holloway, Ontario (9)                        1,900      0.19        360
     La Herradura, Sonora                        26,000     0.030        780
  Sub-Total Other North America                  29,000     0.051      1,470
TOTAL NORTH AMERICA                             580,900     0.061     35,210

South America
       Yanacocha Pits (10)                      504,200     0.030     15,300
       Yanacocha In-Process (8)                  33,500     0.029        980
     Total Yanacocha Peru                       537,700     0.030     16,280
     Minas Congas, Peru (11)                          0                    0
     Kori Kollo, Bolivia (12)                    18,000     0.020        370
TOTAL SOUTH AMERICA                             555,700     0.030     16,650

Australia/New Zealand
     Boddington, Western Australia (13)         190,900     0.025      4,850
     Golden Grove, Western
      Australia (14)                              3,500     0.035        120
       Kalgoorlie Pits and Underground           85,900     0.064      5,500
       Kalgoorlie Stockpiles (7)                 11,100     0.036        400
     Total Kalgoorlie, Western
      Australia (15)                             97,000     0.061      5,890
     Pajingo, Queensland                          2,500     0.329        830
       Tanami Underground and Pits               15,200     0.166      2,500
       Tanami Stockpiles (7)                      4,500     0.049        220
     Total Tanami, Northern Territories          19,700     0.138      2,720
     Jundee, Western Australia                   10,000     0.171      1,700
     Bronzewing, Western Australia (16)             300     0.108         30
     Martha, New Zealand (17)                     5,300      0.14        760
TOTAL AUSTRALIA/NEW ZEALAND                     329,200     0.051     16,900

Asia and Europe
       Batu Hijau Pit                           544,500     0.013      6,880
       Batu Hijau Stockpiles (7)                 70,800     0.003        230
     Total Batu Hijau, Indonesia (18)           615,300     0.012      7,110
     Minahasa, Indonesia (19)                       400     0.140         50
     Ovacik, Turkey (20)                            500     0.330        170
     Perama, Greece (21)                          9,700     0.108      1,050
     Zarafshan, Uzbekistan (22)                  61,500     0.037      2,260
TOTAL ASIA AND EUROPE                           687,400     0.015     10,630

Africa
     Akyem, Ghana (23)                           80,000     0.054      4,280
     Ahafo, Ghana (24)                          108,600     0.070      7,630

TOTAL AFRICA                                    188,600     0.063     11,910

TOTAL NEWMONT WORLDWIDE                       2,341,800     0.039     91,300

(1) Reserves are calculated at US$350, A$550, or NZ$650 per ounce gold price unless otherwise noted. 2003 reserves were calculated at a US$325, A$545, or NZ$665 per ounce gold price unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000 and gold ounces have been rounded to the nearest 10,000.
(2) Includes undeveloped reserves at Castle Reef, North Lantern and Emigrant deposits for combined total undeveloped reserves of 1,450,000 ounces.
(3) Deposit is currently undeveloped except for minor leach production. Construction of facilities began in November 2004.
(4) Includes partially developed reserves at Leeville, which contains total reserves of 2,610,000 ounces.
(5) Also contains reserves of over 18 million ounces of silver with a metallurgical recovery of 91%.
(6) Reserve estimates provided by Placer Dome, the operator of the Turquoise Ridge Joint Venture.
(7) Stockpiles are primarily material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpiles are reported separately where tonnage or contained ounces are greater than 5 percent of the total site reported reserves and contained ounces are greater than 100,000 ounces.
(8) Material in-process represents that material on leach pads at the end of the year from which gold remains to be recovered. Material in-process is reported separately where tonnage or contained ounces are greater than 5 percent of the total site reported reserves and contained ounces are greater than 100,000 ounces.
(9) Percentage reflects Newmont's weighted equity interest from 84.65% interest in Holloway JV and 100% interest in remaining reserves. In 2003 this percentage was 91.5%. Property includes currently undeveloped reserves at the Blacktop deposit of 80,000 ounces.
(10) Reported reserves are based on Newmont's 51.35% equity interest. Yanacocha is consolidated on a 100% basis for accounting purposes, then the minority interests of our partners are recognized. Reserves include currently undeveloped deposits at Corimayo and Chaquicocha Sur, which contain combined undeveloped reserves of 2,970,000 equity ounces.
(11) Deposit is undeveloped.
(12) Reserves at Kori Chaca containing 300,000 equity ounces are currently being developed.
(13) As in 2003, reserves were calculated at a A$425 per ounce gold price, and accounted for on an equity basis. Deposit is currently undeveloped.
(14) Gold reported in reserves is contained within zinc and copper ore bodies.
(15) Reserve based on A$560 per ounce gold price. Percentage reflects Newmont's equity interest. Pro-rata consolidated for accounting purposes.
(16) Property was sold in 2004 after reserves were depleted.
(17) Includes currently undeveloped reserves at the Favona deposit containing 350,000 ounces.
(18) Percentage reflects Newmont's economic interest in remaining reserves.
(19) Processing of remaining stockpiles was completed in August 2004.
(20) Mine has been shut down since September 2004, pending re-issuance of operating permits from the Turkish government.
(21) Property sold in December 2004.
(22) Reserves are primarily designated stockpile material.

(23) Deposits are currently undeveloped. Construction of facilities began in November 2004.
(24) Deposit is undeveloped.

                Table 2: Equity Base Metal Reserves - U.S. Units

                                   Copper (1)

                                                                  December 31, 2004
                                                                Copper Proven Reserve
                                          Equity      ------------------------------------------
Copper                                   Ownership       Tonnage        Grade          Copper
------------------------------------   ------------   ------------   ------------   ------------
                                            (%)        (000 tons)       (Cu%)         (million
                                                                                       pounds)
  Phoenix, Nevada (2)                         100.0%             0                             0
  Minas Conga, Peru (3)                       51.35%             0                             0
    Batu Hijau                               52.875%       148,700           0.50%         1,480
    Batu Hijau, Stockpiles (4)               52.875%             0                             0
  Total Batu Hijau, Indonesia (5)            52.875%       148,700           0.50%         1,480
  Boddington, Western
   Australia (6)                              44.44%        61,000           0.12%           140
  Golden Grove, Western Australia             100.0%         3,100           2.91%           180
TOTAL NEWMONT COPPER                                       212,800           0.42%         1,800

                                    Zinc (7)

                                                                  December 31, 2004
                                                                 Zinc Proven Reserve
                                         Equity       ------------------------------------------
Zinc                                    Ownership        Tonnage        Grade           Zinc
------------------------------------   ------------   ------------   ------------   ------------
                                            (%)        (000 tons)       (Zn%)         (million
                                                                                       pounds)
  Golden Grove, Western Australia             100.0%           900           11.8%           200
TOTAL NEWMONT ZINC                                             900           11.8%           200

                Table 2: Equity Base Metal Reserves - U.S. Units

                                   Copper (1)
                                December 31, 2004

                                                Copper Probable Reserve
                                      ------------------------------------------
Copper                                  Tonnage          Grade         Copper
-----------------------------------   ------------   ------------   ------------
                                       (000 tons)        (Cu%)        (million
                                                                       pounds)
  Phoenix, Nevada (2)                      216,700           0.15%           660
  Minas Conga, Peru (3)                    190,600           0.30%         1,140
    Batu Hijau                             440,200           0.47%         4,120
    Batu Hijau, Stockpiles (4)              86,500           0.38%           660
  Total Batu Hijau, Indonesia (5)          526,700           0.45%         4,780
  Boddington, Western Australia (6)        129,700           0.13%           330
  Golden Grove, Western Australia            5,600           1.60%           180
TOTAL NEWMONT COPPER                     1,069,300           0.33%         7,090

                                    Zinc (7)
                                December 31, 2004

                                                 Zinc Probable Reserve
                                      ------------------------------------------
Zinc                                     Tonnage         Grade          Zinc
-----------------------------------   ------------   ------------   ------------
                                       (000 tons)        (Zn%)        (million
                                                                       pounds)
  Golden Grove, Western Australia            1,800           14.7%           530
TOTAL NEWMONT ZINC                           1,800           14.7%           530

               Table 2: Equity Base Metal Reserves - U.S. Units

                                   Copper (1)
                                December 31, 2004

                                                Copper Proven + Probable
                                                        Reserve
                                       ------------------------------------------   Metallurgical
Copper                                    Tonnage         Grade         Copper        Recovery
------------------------------------   ------------   ------------   ------------   -------------
                                        (000 tons)        (Cu%)       (million           (%)
                                                                       pounds)
  Phoenix, Nevada (2)                       216,700           0.15%           660        67%
  Minas Conga, Peru (3)                     190,600           0.30%         1,140        90%
    Batu Hijau                              588,900           0.48%         5,600        86%
    Batu Hijau, Stockpiles (4)               86,500           0.38%           660        80%
  Total Batu Hijau, Indonesia (5)           675,400           0.46%         6,260        85%
  Boddington, Western
   Australia (6)                            190,700           0.12%           470        84%
  Golden Grove, Western
   Australia                                  8,700           2.07%           360        88%
TOTAL NEWMONT COPPER                      1,282,100           0.35%         8,890        84%

                                    Zinc (7)
                                December 31, 2004

                                                 Zinc Proven + Probable
                                                        Reserve
                                       ------------------------------------------   Metallurgical
Zinc                                      Tonnage         Grade          Zinc         Recovery
------------------------------------   ------------   ------------   ------------   -------------
                                        (000 tons)        (Zn%)       (million           (%)
                                                                       pounds)
  Golden Grove, Western
   Australia                                  2,700           13.8%           730        91%
TOTAL NEWMONT ZINC                            2,700           13.8%           730        91%

                Table 2: Equity Base Metal Reserves - U.S. Units

                                   Copper (1)
                                December 31, 2003

                                           Copper Proven + Probable Reserve
                                      ------------------------------------------
Copper                                   Tonnage         Grade         Copper
-----------------------------------   ------------   ------------   ------------
                                       (000 tons)        (Cu%)        (million
                                                                       pounds)
  Phoenix, Nevada (2)                      159,600           0.13%           420
  Minas Conga, Peru (3)                          0                             0
    Batu Hijau                             544,500           0.53%         5,760
    Batu Hijau, Stockpiles (4)              70,800           0.38%           530
  Total Batu Hijau, Indonesia (5)          615,300           0.51%         6,290
  Boddington, Western Australia (6)        190,700           0.12%           470
  Golden Grove, Western Australia            7,800           2.20%           350
TOTAL NEWMONT COPPER                       973,400           0.39%         7,530

                                    Zinc (7)
                                December 31, 2003

                                            Zinc Proven + Probable Reserve
                                      ------------------------------------------
Zinc                                     Tonnage        Grade           Zinc
-----------------------------------   ------------   ------------   ------------
                                       (000 tons)        (Zn%)        (million
                                                                       pounds)
  Golden Grove, Western Australia            1,800           12.8%           480
TOTAL NEWMONT ZINC                           1,800           12.8%           480

(1) Reserves are calculated at US$0.90 or A$1.45 per pound copper price unless otherwise noted. 2003 reserves were calculated at a US$0.75 or A$1.35 per pound copper price unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000 and copper pounds have been rounded to the nearest 10,000,000.
(2) Deposit is currently undeveloped except for minor gold leach production. Construction of facilities began in November 2004.
(3)  Deposit is undeveloped.
(4) Stockpiles are primarily material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpiles are reported separately where tonnage or contained metal are greater than 5 percent of the total site reported reserves.
(5)  Percentage reflects Newmont's economic interest in remaining reserves.
(6) As in 2003, reserves are calculated at a A$425 per ounce gold price and a A$1.25 per pound copper price, and accounted for on an equity basis. Deposit is undeveloped.
(7) Reserves are calculated at a A$0.62 per pound zinc price. 2003 reserves were calculated at a A$0.71 per pound zinc price. Tonnage amounts have been rounded to the nearest 100,000 and zinc pounds have been rounded to the nearest 10,000,000.

     Table 3: Equity Gold Mineralized Material not in Reserves - U.S. Units

                               December 31, 2004 (1)

                                             Gold Measured                 Gold Indicated
                                                Material                      Material
Deposits/                  Equity      ---------------------------   ---------------------------
Districts                 Ownership       Tonnage         Grade         Tonnage         Grade
---------------------   ------------   ------------   ------------   ------------   ------------
                             (%)        (000 tons)      (oz/ton)      (000 tons)      (oz/ton)
North America
 Nevada
   Carlin Trend Open
    Pit                        100.0%           800          0.027         12,400          0.022
   Twin Creeks                 100.0%         3,000          0.080         12,300          0.076
   Lone Tree Complex           100.0%         3,200          0.040            200          0.121
   Phoenix                     100.0%             0                        33,900          0.022
 Total Nevada Open
  Pit                                         7,000          0.056         58,800          0.033
   Carlin Trend
    Underground                100.0%           100           0.26              0
   Midas                       100.0%             0                           200           0.58
   Turquoise
     Ridge (2)                  25.0%           700           0.39            300           0.35
 Total Nevada
  Underground                                   800           0.38            500           0.45
   Nevada
    Stockpiles (3)                            5,700          0.055
 Sub-Total Nevada                            13,500          0.075         59,300          0.037
 Other North America
   Golden Giant,
    Ontario                    100.0%             0                           300           0.24
   Holloway,
    Ontario (4)                 96.7%           200          0.112            300           0.15
   La Herradura,
    Sonora                      44.0%           900          0.018            300          0.017
   Mezcala,
    Guerrero (5)                44.0%             0                        45,400          0.023
  Sub-Total Other
   North America                              1,100          0.033         46,300          0.025
Total North America                          14,600          0.072        105,600          0.032

South America
   Yanacocha, Peru             51.35%         2,000          0.013         98,300          0.026
   Minas Conga, Peru           51.35%             0                        53,700          0.018
   La Zanja, Peru (6)           46.9%         5,200          0.027          3,800          0.024
   Kori Kollo,
    Bolivia                     88.0%             0                        16,800          0.020
Total South America                           7,200          0.023        172,600          0.023

Australia/New Zealand
   Boddington,
    Western
    Australia (7)              44.44%         2,200          0.021         50,800          0.024
   Golden Grove,
    Western
    Australia                  100.0%           300          0.040          1,400          0.078
   Kalgoorlie,
    Western
    Australia                   50.0%         3,900          0.067          8,900          0.068
   Pajingo,
    Queensland                 100.0%             0                           400           0.22
   Tanami,
    Northern
    Territory                  100.0%             0                           900          0.067
   Jundee,
    Western
    Australia                  100.0%             0                         1,300           0.12
   Martha,
    New Zealand                100.0%             0                           900           0.27
TOTAL AUSTRALIA/
 NEW ZEALAND                                  6,400          0.049         64,600          0.038

Asia and Europe
   Batu Hijau,
    Indonesia-
    Gold (8)                  52.875%        20,100          0.008        100,400          0.007
   Martabe,
    Indonesia                   95.0%             0                             0
   Ovacik, Turkey              100.0%           300           0.54            500          0.416
TOTAL ASIA AND
 EUROPE                                      20,400          0.015        100,900          0.009

Africa
   Akyem, Ghana                 85.0%             0                        29,200          0.050
   Ahafo, Ghana                100.0%             0                        32,400          0.052

TOTAL AFRICA                                      0                        61,600          0.051

TOTAL NEWMONT
 WORLDWIDE                                   48,600          0.038        505,300          0.027

     Table 3: Equity Gold Mineralized Material not in Reserves - U.S. Units

                              December 31, 2004 (1)

                                Gold Measured +               Gold Inferred
                              Indicated Material                 Material
Deposits/                ---------------------------   ---------------------------
Districts                   Tonnage         Grade         Tonnage         Grade
----------------------   ------------   ------------   ------------   ------------
                          (000 tons)      (oz/ton)      (000 tons)      (oz/ton)
North America
 Nevada
   Carlin Trend Open
    Pit                        13,200          0.022          7,700          0.034
   Twin Creeks                 15,300          0.077            800          0.043
   Lone Tree Complex            3,400          0.044            200          0.116
   Phoenix                     33,900          0.022         34,900          0.028
 Total Nevada Open
  Pit                          65,800          0.036         43,600          0.030
   Carlin Trend
    Underground                   100           0.26          3,900           0.47
   Midas                          200           0.58            700           0.31
   Turquoise
    Ridge (2)                   1,000           0.38            800           0.60
 Total Nevada
  Underground                   1,300           0.41          5,400           0.47
   Nevada
   Stockpiles (3)                5700          0.055
 Sub-Total Nevada              72,800          0.044         49,000          0.078
 Other North America
   Golden Giant,
    Ontario                       300           0.24              0
   Holloway,
    Ontario (4)                   500           0.14            100           0.19
   La Herradura,
    Sonora                      1,200          0.017          1,200          0.031
   Mezcala,
    Guerrero (5)               45,400          0.023              0
 Sub-Total Other
  North America                47,400          0.025          1,300          0.038
Total North America           120,200          0.037         50,300          0.077

South America
   Yanacocha, Peru            100,300          0.025         22,600          0.022
   Minas Conga, Peru           53,700          0.018         72,700          0.016
   La Zanja, Peru (6)           9,000          0.026              0
   Kori Kollo, Bolivia         16,800          0.020              0
Total South America           179,800          0.023         95,300          0.018

Australia/New Zealand
   Boddington,
    Western
    Australia (7)              53,000          0.024        112,000          0.023
   Golden Grove,
    Western
    Australia                   1,700          0.072          6,300          0.061
   Kalgoorlie,
    Western
    Australia                  12,800          0.068            600          0.056
   Pajingo,
    Queensland                    400           0.22            700           0.32
   Tanami,
    Northern
    Territory                     900          0.067          3,900           0.17
   Jundee,
    Western
    Australia                   1,300           0.12          3,100           0.33
   Martha,
    New Zealand                   900           0.27            500           0.37
TOTAL AUSTRALIA/
 NEW ZEALAND                   71,000          0.039        127,100          0.041

Asia and Europe
   Batu Hijau,
    Indonesia-
    Gold (8)                  120,500          0.007         33,000          0.003
   Martabe,
    Indonesia                       0                        42,600          0.066
   Ovacik, Turkey                 800           0.46            200           0.38
TOTAL ASIA AND
 EUROPE                       121,300          0.010         75,800          0.039

Africa
   Akyem, Ghana                29,200          0.050          3,100          0.050
   Ahafo, Ghana                32,400          0.052         49,500          0.063

TOTAL AFRICA                   61,600          0.051         52,600          0.063

TOTAL NEWMONT
 WORLDWIDE                    553,900          0.028        401,100          0.042

(1) Mineralized material calculated at a gold price of US$375, A$600, or NZ$715 per ounce unless otherwise noted. 2003 mineralized material was calculated at a US$350, A$600, or NZ$715 per ounce gold price. Tonnage amounts have been rounded to the nearest 100,000.
(2) Mineralized material estimates were provided by Placer Dome, the operator of the Turquoise Ridge Joint Venture. Placer Dome calculated mineralized material not in reserves using a $425 per ounce gold price assumption.
(3) Stockpiles are primarily material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans.
(4) Percentage reflects Newmont's weighted interest in mineralized material. In 2003, this percentage was 99.3%.
(5) Mineralized material estimates were provided by Penoles, the operator of the Mezcala project. Penoles calculated mineralized material at a $400 per ounce gold price.
(6) Mineralized material estimates were provided by Buenaventura, the operator of the La Zanja Project. Buenaventura calculated mineralized material at a $350 per ounce gold price.
(7)  Mineralized material calculated at a A$650 per ounce gold price.
(8)  Percentage reflects Newmont's economic interest.

                 Table 4: Equity Base Metal Mineralized Material
                          not in Reserves - U.S. Units

                                   Copper (1)
                                December 31, 2004

                                  Copper Measured        Copper Indicated
                                      Material               Material
                     Equity      -------------------   --------------------
Copper              Ownership     Tonnage     Grade      Tonnage     Grade
-----------------   ---------   ----------   -------   ----------   -------
                       (%)      (000 tons)    (Cu%)    (000 tons)    (Cu%)
  Phoenix,
   Nevada               100.0%           0      0.00%      32,000      0.21%
  Minas Conga,
   Peru                 51.35%           0      0.00%      53,700      0.00%
  Batu Hijau,
   Indonesia (2)       52.875%      20,100      0.33%     100,400      0.33%
  Boddington,
   Western
   Australia (3)        44.44%       2,100      0.02%      50,600      0.10%
  Golden Grove,
   Western
   Australia            100.0%         600      3.29%         900      3.53%
TOTAL NEWMONT
 COPPER                             22,800      0.38%     237,600      0.26%

                                    Zinc (4)
                                December 31, 2004

                                    Zinc Measured         Zinc Indicated
                                      Material               Material
                     Equity      -------------------   --------------------
Zinc                Ownership     Tonnage     Grade      Tonnage     Grade
-----------------   ---------   ----------   -------   ----------   -------
                       (%)      (000 tons)    (Zn%)    (000 tons)    (Zn%)
  Golden Grove,
   Western
   Australia            100.0%         100      11.9%         100      10.6%

TOTAL NEWMONT ZINC                     100      11.9%         100      10.6%

                 Table 4: Equity Base Metal Mineralized Material
                          not in Reserves - U.S. Units

                                   Copper (1)
                                December 31, 2004

                                  Copper Measured +       Copper Inferred
                                  Indicated Material          Material
                                --------------------   --------------------
Copper                           Tonnage      Grade     Tonnage      Grade
-----------------------------   ----------   -------   ----------   -------
                                (000 tons)    (Cu%)    (000 tons)    (Cu%)
  Phoenix,
   Nevada                           32,000      0.21%      29,800      0.17%
  Minas Conga,
   Peru                             53,700      0.00%      72,800      0.26%
  Batu Hijau,
   Indonesia (2)                   120,500      0.33%      33,000      0.29%
  Boddington,
   Western
   Australia (3)                    52,700      0.10%     111,800      0.09%
  Golden Grove,
   Western
   Australia                         1,500      3.43%       7,100      1.62%
TOTAL NEWMONT
 COPPER                            260,400      0.27%     254,500      0.22%

                                    Zinc (4)
                                December 31, 2004

                                   Zinc Measured +         Zinc Inferred
                                  Indicated Material          Material
                                --------------------   --------------------
Zinc                             Tonnage      Grade     Tonnage      Grade
-----------------------------   ----------   -------   ----------   -------
                                (000 tons)    (Zn%)    (000 tons)    (Zn%)
  Golden Grove,
   Western
   Australia                           200      11.4%       4,600      15.7%

TOTAL NEWMONT ZINC                     200      11.4%       4,600      15.7%

(1) Mineralized material calculated at a copper price of US$0.95 or A$1.50 per pound unless otherwise noted. 2003 mineralized material was calculated at US$0.95 or A$1.73 per pound copper price. Tonnage amounts have been rounded to the nearest 100,000.
(2) Percentage reflects Newmont's economic interest in remaining mineralized material.
(3)  Mineralized material calculated at a copper price of A$1.25 per pound.
(4) Mineralized material calculated at a zinc price of A$0.80 per pound. Tonnage amounts have been rounded to the nearest 100,000.

SOURCE  Newmont Mining Corporation
     -0-                             02/03/2005
     /CONTACT: investors, Randy Engel, +1-303-837-6033, randy.engel@newmont.com, or Wendy Yang, +1-303-837-6141, wendy.yang@newmont.com, or Jennifer Van Dinter, +1-303-837-5165, jennifer.vandinter@newmont.com, or media, Doug Hock, +1-303-837-5812, doug.hock@newmont.com, all of Newmont Mining Corporation/
     /Web site:  http://www.newmont.com/
     (NEM)